United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

DANIMER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39280	84-1924518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 Industrial Boulevard Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 243-7075

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2021, Danimer Scientific, Inc. (the “Company”) held an Annual Meeting of Stockholders. Of the 100,344,315 shares of common stock outstanding and entitled to vote at the Meeting, 71,402,617 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 71.16% of the Company’s shares of common stock entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders: (i) approved the election of each of the following eight director nominees standing for election: Stephen E. Croskrey, John P. Amboian, Richard Hendrix, Christy Basco, Philip Gregory Calhoun, Gregory Hunt, Dr. Isao Noda, and Stuart W. Pratt, and (ii) ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The voting results for each proposal are set forth below:

Proposal 1 – To elect eight members to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen E. Croskrey	46,366,372	3,717,736	21,318,509
John P. Amboian	37,381,382	12,702,726	21,318,509
Richard Hendrix	38,938,557	11,145,551	21,318,509
Christy Basco	49,531,279	552,829	21,318,509
Philip Gregory Calhoun	42,776,988	7,307,120	21,318,509
Gregory Hunt	46,478,525	3,605,583	21,318,509
Dr. Isao Noda	42,946,722	7,137,386	21,318,509
Stuart W. Pratt	46,240,764	3,843,344	21,318,509

Proposal 2 – To ratify the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,226,526	81,365	94,726	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021

DANIMER SCIENTIFIC, INC.

By:	/s/ John A. Dowdy, III
Name:	John A. Dowdy, III
Title:	Chief Financial Officer